Exhibit 99.2

HENNESSY CAPITAL INVESTMENT CORP. VII

Investor Update Call, ONE Nuclear Energy Business Combination

August 20, 2026, 11:00 a.m. ET

Caldwell bailey

Hello, and welcome to the conference call to discuss the proposed business combination between ONE Nuclear Energy or ONE Nuclear and Hennessy Capital Investment Corp. VII or Hennessy VII. I would first like to remind everyone that this call may contain forward-looking statements, including, but not limited to, statements relating to ONE Nuclear’s and Hennessy’s expectations or predictions on their respective financial and business performance and conditions, expectations or assumptions in consummating the proposed business combination between the parties, and future ONE Nuclear relationships, milestones, developments, and performance. Forward-looking statements are inherently subject to risks, uncertainties, some of which are beyond the control of the parties, and assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and they are not guarantees of performance. I encourage you to review Hennessy VII’s filings with the SEC, including the effective registration statement on Form S4 and related definitive proxy statements and prospectus for a discussion of these risks that can affect the business combination and the business of the combined company after the completion of the proposed business combination. Hennessy VII and ONE Nuclear are under no obligation and expressly disclaim any obligation to update, alter, or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by applicable securities laws. I will now turn the call over to Mr. Tom Hennessy, President and Director of Hennessy VII. Please go ahead.

Tom Hennessy

Good morning, and thank you for joining us today. I’m Tom Hennessy, and on behalf of Hennessy Capital Investment Corp. VII, we are thrilled to present an update on our proposed business combination with ONE Nuclear Energy, a uniquely positioned, fully integrated, independent power producer, purpose-built to solve the most critical energy bottleneck in the modern economy. I’d like to reintroduce ONE Nuclear’s co-founder, chairman, and CEO Richard Taylor, who will provide the latest business updates, the gas and nuclear roadmap, and team developments. Further, I’d like to reintroduce ONE Nuclear’s chief investment officer, Coen Weddepohl, who will talk about our latest site portfolio, unit economics, and project finance strategy. Richard, please take it away.

Richard Taylor

Thank you, Tom, and thank to everyone for being on the call today. We created ONE Nuclear five years ago with a clear, uncompromising mission to operate as an independent power producer that delivers reliable, large-scale baseload energy solutions for the expanding U.S. economy. And crucially, our business model is focused on both near-term revenues and long-term asset ownership, we deliver early revenues and develop, own, and operate generation assets for their full operating life cycle, because we believe long-term ownership captures maximum value, it creates predictable cash flows, and delivers superior compounding returns for our shareholders, and our overarching strategy is built on a gas to nuclear evolution. While our ultimate vision and destination is delivering sustainable carbon-free energy through small modular reactors, through nuclear projects, we recognize that our customers, particularly hyperscale data center operators, need massive power today. So we use fast track low carbon natural gas power generation as an immediate bridge to de-risk development, generate early cash flows, and establish long term customer relationships on site. So, given the structural and regulatory tailwinds underpinning the premise of bring your own generation, the experience leadership team we’ve assembled, and the strategic collaborations we’ve developed, along with the high-quality development projects that we expect to progress in the near term, all of which we’ll cover today, we believe that now is the time to go public and raise the capital needed to fuel our growth. So, if we move to the next slide, the long term growth drivers for U.S. power generation are stronger than ever. Now we’re seeing the biggest four year growth in domestic electricity demand this century, overwhelmingly driven by AI infrastructure and hyperscale data centers. However, the traditional utility grid is severely bottlenecked. As of the end of 2025, roughly 2,060 gigawatts of generation and storage capacity were actively seeking transmission interconnection in the U.S. And a typical project reaching commercial operation spent more than four years in the queue. And it’s worth noting that active natural gas power capacity in the queue rose 86% in 2025. Developers are racing for the same grid access that our customers need, and we also see that community and regulatory opposition is rising over the impact of massive data centers on local residential electricity prices and water usage. So our solution is behind the meter power generation. By collocating power generation directly at the customer’s site, we bypass the grid access queue entirely. This gets mission-critical power online years faster, provides immediate near-term revenues to de-risk our balance sheet, and creates the physical anchor for future SMR nuclear deployment, and because we solve an existential timing crisis for hyperscalers, where power delays cost millions per day in lost compute revenue, we believe speed to power supports pricing above wholesale benchmarks. Wholesale grid power is typically traded in a 40 to 70 dollars per megawatt hour range. Our commercial model targets behind the meter PPAs in the region of 95 dollars per megawatt hour for fast track gas, and we’d expect long term nuclear offtake to price higher still. So, just to be clear, these are the levels we’re targeting in negotiation, not the rates we’ve contracted. And for a hyperscaler, power is a modest share of total operating cost, but it’s an enormous constraint on whether a facility can be energized at all. And that asymmetry is what underpins our pricing model. So, if you move to the next slide, let me say a little bit about technologies and relationships. To deliver the behind-the-meter power on accelerated timelines, our initial wave of technology relies on natural gas reciprocating engines, or RESIPs, and unlike industrial gas turbines, which currently suffer from five-year supply chain lead times, reciprocating engines can be delivered and commissioned within 12 months of ordering. And reciprocs provide extraordinary operational advantages: rapid start times, superior load-following capabilities for variable data center demand, modular redundancy across multiple units, and lower capital expenditure per megawatt. So, while we’re technology agnostic and we choose the best technology for each project to secure the capacity we need at scale and speed, we established a long-term strategic collaboration two years ago with Rolls-Royce Solutions America, and this relationship is intended to give ONE Nuclear priority access to Rolls-Royce MTU gas reciprocating power units and delivery slots.

And the slots and performance terms are established through purchase orders placed under this collaboration agreement, and configured with appropriate redundancy, these systems are designed to support Tier Three availability levels, and can be built out to Tier Four standards, the high reliability campus environment that our customers require. And while gas provides, we’ll still stick with that slide, Caldwell. While gas provides our immediate bridge, nuclear SMRs represent our long-term baseline. We don’t tie ourselves exclusively to a single nuclear reactor technology. Instead, we maintain a flexible multi-technology framework across leading Generation 3+ light water designs, such as Rolls-Royce SMR, GE Hitachi’s BWRX-300, and Westinghouse’s AP300, as well as Generation 4 advanced reactors from technology providers such as TerraPower and X-energy. So when evaluating which SMR technology to deploy at specific energy parks, we weigh the core criteria that are really important for our customers: scale, site conditions, the deployment timeline, and economics. And we focus particularly on supply chain maturity, which is rapidly developing and improving, so developing multi-gigawatt energy parks requires world-class execution capabilities across energy trading, engineering, and facility operations. And to commercialize our power output, we have a collaboration agreement with one of the largest power traders in the United States, covering demand aggregation and a potential credit sleeving role for long-term PPAs. Where their structure is used, hyperscale customers would receive credit support from an investment-grade energy major, while ONE Nuclear handles the physical delivery, and terms are agreed transaction by transaction. And on the development and construction side, we work with Black & Veatch and other EPC specialists for end-to-end services, site evaluations, and licensing. And to ensure complete operational readiness as we transition into nuclear generation, we’re working towards a venture with Quadrant Nuclear Industries, led by former U.S. Navy-trained nuclear operators. The venture is intended to build our dedicated workforce and the training pipeline that can handle turnkey nuclear plant operations and satisfy the stringent regulatory oversight requirements. So I’d now like to hand over to our chief investment officer, Coen Weddepohl, to talk about development systems and the economics of active projects. Coen,

Coen Weddepohl

Thanks, Richard. So our development strategy is anchored by a small number of high priority sites. Those are drawn from a screen pipeline of more than 75 candidate locations that we have in various stages of due diligence and site control at the moment. But to accelerate our pipeline execution, we recently completed the acquisition of Amino Sustainability Group, which we’re super excited about. Amino is a leading energy and digital infrastructure development advisory firm. In conjunction with this acquisition, we’re delighted that Amino’s founder Christopher Hansmeyer has joined ONE Nuclear as our chief development officer. Chris brings 28 years of infrastructure experience, having previously developed over 50 gigawatts of power projects across North America, at BP Lightsource, LG Electronics, and Abengoa. He will lead the full development life cycle across the company’s portfolio, from site origination all the way through to community engagement, interconnection, and permitting, to ultimately a final investment decision. And by integrating Amino’s proprietary methodologies, site selection frameworks, and permitting strategies directly into ONE Nuclear, we now build an agile development engine that is designed to shorten time to market and accelerate our path to first revenues. So let me take you to two most advanced sites, both of which are in active commercial negotiation at the moment. I would note that no power purchase agreement or PPA has been signed at either of those sites to date. First, in East Texas in the ERCOT market, this is a large site of over 1,000 acres with access to major fiber backbones and natural gas pipelines critical to the project. Here we’re working with a major national data center developer to deliver an initial one gigawatt gas project by 2028, followed by nuclear, followed also by nuclear SMRs. We expect the PPA to be signed within six months from today, and the second site is in New Mexico. This is an approximately 6000 acre opportunity under a non-binding letter of intent signed in March of this year. The contemplated development begins with a gigawatt gas deployment and to fully build out good skill towards 10 gigawatts. Both the exclusivity and scale level are subject to definitive agreements currently under negotiation with the development partners. So I want to walk you through the unit economics of a gigawatt gas energy park model. These are modeled figures for a single mature site operating at full contracted output, they are not forecasts of company results, and they assume a signed PPA and a completed build, neither of which we have at any site today. At a target behind the meter PPA rate of $95 per megawatt hour, and an assumed capacity factor of roughly 74%, a single one gigawatt facility could generate approximately 660 million dollars in annual revenue. Our modeled all-in levelized cost of energy for such a facility is 60 to 80 dollars per megawatt hour, which includes recovery of construction capital. After deducting variable and fixed O&M costs, the model shows approximately 361 million dollars in site EBITDA, a 59% EBITDA margin, and after maintenance capex and taxes, modeled unlevered site cash flow is around 306 million dollars per year annually. I want to flag clearly that this figure is before project debt service on a facility financed, as I will describe in a moment, debt service would absorb a material portion of that cash flow, and the residual is what accrues to equity. So, from a capital allocation perspective, our development strategy is highly capital efficient. During the pre-financial investment decision phase, or the pre-FID phase, the development costs are modest, approximately 20 million to 50 million dollars per site for environmental studies, permitting, and equipment deposits, which we fund 100% via balance sheet equity. Post-FID phase, once an offtake PPA signed with an investment grade customer, the post FID capital expenditure, which is around $250 million to $270 million per 200 megawatt tranche, is financed primarily through non-recourse project debt backstopped by long-term contracted revenues, if executed as planned, this phased gas rollout is designed to produce contracted, relatively predictable cash flows that progressively de-risk our corporate capital structure as we work towards multiple gigawatts of combined gas and nuclear capacity over the next decade. Our timelines depend on securing offtake equipment and project financing, and that’s where we’re heading. And with that, let me hand it back to you, Richard.

Richard Taylor

Thanks, Coen. And a business model of the scale Coen’s described requires institutional-grade management and governance. Our management team combines more than a century of collective experience across BP, Merrill Lynch, Bankers Trust, Energy Re, Energy Infrastructure Funds. You can see some of the logos on the slides. The team has successfully managed and structured billions of dollars in energy infrastructure projects. So our management team includes Coen and founders, Chief Strategy Officer Robert Carilli, and Chief Operating Officer Kevin Dowd, and myself as the CEO. And now we have two new additions as we prepare for our public listing and company growth. Chris Hansmeyer has joined as Chief Development Officer. Coen talked about Chris and our acquisition of Amino, and very pleased to have Ann Anthony on the call today, as she joined this week as Chief Financial Officer. And Ann brings a stellar public company track record, having previously served as CFO of OPAL Fuels, where she successfully guided the company through its de-SPAC public listing, and she’s the former principal financial officer at South Jersey Industries Utilities, and will lead our capital formation, treasury, and public company reporting framework. And our management team is supported by a distinguished advisory board, with policy, nuclear, and regulatory experience, including Florida State Senator Joe Gruters, former Trump campaign co-chair and advisor Chris LaCivita, former Swiss Re Brazil CEO Margo Black, advocate Slater Bayliss, and professor of nuclear engineering at North Carolina State, Dr. Robert Hayes. For our main board, Elizabeth Williams has recently been nominated as our final independent director, completing our board slate ahead of closing. Elizabeth currently serves as an independent director for Innventure, as Audit Chair for Hennessy Capital Investment Corp. VIII, and is former head of corporate strategy at ABB, with a 20 billion dollar global footprint, and at Tenneco, and Elizabeth will chair our audit committee. With Elizabeth’s nomination, our post-closing board of directors is expected to comprise seven members, a majority of whom will qualify as independent under Nasdaq listing standards. Elizabeth joins Darryl Willis, currently corporate VP for Energy at Microsoft and ex-Google and ex BP. Kyle Crowley, former Exelon and Constellation, and Dan Hennessy, managing member of Hennessy Capital. Independent directors will hold a majority of board seats, and will chair all the board committees, giving us an enterprise-grade governance structure from day one. So, in summary, we’re developing fast. We have a great team. We have great execution capability, a great development portfolio, and we’re really excited about becoming a public company and the access to capital that that will bring. And we’ll be measuring our performance against a number of objectives over the next 12 months, including a definitive agreement at our East Texas site, conversion of the New Mexico letter of intent into binding operational agreements, a firm equipment order that secures delivery slots, and a first project financing commitment, and we’ll report against these specifically on each quarterly call. So thank you again to everyone on the call, and I’ll now hand back to Tom Hennessy to cover our transaction framework and listing timeline. Thank you.

Tom Hennessy

Thank you, Richard, Coen. The proposed business combination between Hennessy VII and ONE Nuclear Energy represents an ideal alignment of strategy and capital. Existing ONE Nuclear equity holders are rolling 100% of their equity into the combined company, no founder or management shares are being cashed out, so the team’s entire economic interest stays in the business alongside investors. Cash delivered at closing will be used to convert our priority sites into projects with signed PPAs. Our Form S-4 registration statement has been declared effective by the SEC and subject to shareholder approval and the satisfaction of customary closing conditions, we are targeting transaction close and listing on NASDAQ under the ticker symbol “ONEN” in immediate near term. ONE Nuclear sits precisely at the convergence of three massive macro forces, as Richard and Coen described. Number one, accelerating AI power demand. Number two, severe utility grid paralysis. Number three, the urgent push for clean baseload energy. With our fast track gas bridge, strategic partnerships, premier site control, and institutional leadership, we are ready to build the primary energy platform for the modern economy. In conclusion, ONE Nuclear’s value proposition to you as investors is that number one, ONE Nuclear has a site portfolio that sits in two markets where power is scarcest. Number two, ONE Nuclear has an equipment channel that shortens delivery to roughly 12 months against a five-year turbine queue. Number three, ONE Nuclear has a trading and credit sleeving relationship that makes our output bankable to investment grade offtakers And number four, as Richard just described, the ONE Nuclear management team has structured billions of dollars of energy infrastructure and is public ready. Thank you for your time today. Please feel free to contact us through the links and contact numbers on the press release of August 18th. That concludes our presentation.